                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                April 13, 1999
                                                                 --------------




                               Prime Group Realty Trust
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



      Maryland                       1-13589                   36-4173047
----------------------------       --------------          -------------------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)              File Number)          Identification No.)



  77 West Wacker Drive
Suite 3900, Chicago, Illinois                                        60601
----------------------------------------                           ----------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code               (312)917-1300
                                                                 -------------

                                      No Change
            -------------------------------------------------------------
            (Former name or former address, if changed since last report)


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Item 5.   OTHER EVENTS.

     On April 13, 1999, Prime Group Realty Trust, a Maryland real estate investment trust (the "Company") and its affiliate Prime Group Realty, L.P., a Delaware limited partnership (the "Operating Partnership"), entered into an agreement which will contractually modify the terms of the Company's $40 million of Series A Convertible Preferred Shares. Under the terms of the existing agreement, the holders of the Series A Shares had the right to cause the Company to redeem their shares at a price of $20.00 per share if for two consecutive quarters (i) the ratio of the Company's debt plus non-convertible preferred shares divided by its total market capitalization exceeded 65% or
(ii) its fixed charges coverage ratio fell below 1.4. The new agreement eliminates the Debt-to-Market Cap Covenant. In exchange, the holders of the Series A Shares were granted the future right to cause the redemption of their shares at a price of $20.00 per share, upon 120 days prior written notice, which redemption may occur during the period beginning January 15, 2002 and ending January 15, 2004. The Series A Shares will continue to pay an annual dividend of $1.50 per share and will continue to be convertible into common shares on a one for one basis. The Company also will make a $400,000 one-time payment as part of this transaction.

     Copies of the Agreement and the press release announcing the signing of the Agreement are attached hereto as Exhibit 10.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     Number         Description
     ------         -----------
     10.1           First Amendment to Series A Preferred Securities Purchase
                    Agreement, dated as of April 13, 1999 among the Company, the
                    Operating Partnership and Security Capital Preferred Growth
                    Incorporated

     99.1           Press Release dated April 13, 1999


                                     2

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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PRIME GROUP REALTY TRUST
                                     (Registrant)

Date:     April 15, 1999
                                     By:   /s/ William M. Karnes
                                           ---------------------
                                     Name:  William M. Karnes
                                     Title: Executive Vice President and
                                            Chief Financial Officer

                                    EXHIBIT INDEX


    Number     Description
    ------     -----------
     10.1      First Amendment to Series A Preferred Securities Purchase
               Agreement dated as of April 13, 1999 among the Company, the
               Operating Partnership and Security Capital Preferred Growth
               Incorporated

     99.1      Press Release dated April 13, 1999